                                                                   EXHIBIT 99.1

                             LETTER OF TRANSMITTAL

                            TO TENDER FOR EXCHANGE
                             6 1/2% NOTES DUE 2003
                                      AND
                          7 3/8% DEBENTURES DUE 2018
                                      OF

                                IMC GLOBAL INC.

              Pursuant to the Prospectus dated            , 1998

 THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK
 CITY TIME, ON          , 1998, UNLESS EXTENDED (SUCH TIME AND DATE, AS THE
 SAME MAY BE EXTENDED, THE "EXPIRATION DATE").


                PLEASE READ CAREFULLY THE ATTACHED INSTRUCTIONS

  If you desire to accept the Exchange Offer, this Letter of Transmittal should be completed, signed, and submitted to the Exchange Agent:

                             THE BANK OF NEW YORK
                            (THE "EXCHANGE AGENT")

  By Hand or Overnignt    By Facsimile Transmission:      By Registered or
        Delivery:        (Eligible Institutions Only)      Certified Mail:



  The Bank of New York          (212) 815-6339          The Bank of New York
   101 Barclay Street                                  101 Barclay Street, 7E

Corporate Trust Services    To Confirm by Telephone   New York, New York 10286
         Window            or for Information Call:          Attention:
      Ground Level                                         Reorganization

       Attention:               (212) 815-6337         Section,
     Reorganization
 Section,

  DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS, OR TRANSMISSION VIA FACSIMILE TO A NUMBER, OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

  FOR ANY QUESTIONS REGARDING THIS LETTER OF TRANSMITTAL OR FOR ANY ADDITIONAL INFORMATION, YOU MAY CONTACT THE EXCHANGE AGENT.

  The undersigned hereby acknowledges receipt of the Prospectus dated
           , 1998 (as it may be supplemented and amended from time to time, the "Prospectus") of IMC Global Inc., a Delaware corporation ("Company"), and this Letter of Transmittal (the "Letter of Transmittal"), that together constitute the Company's offer (the "Exchange Offer") to exchange $1,000 in principal amount of its 6 1/2% Notes due 2003 (the "Exchange Notes") and $1,000 principal amount of its 7 3/8% Debentures due 2018 (the "Exchange Debentures"), each registered under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to a Registration Statement, for each $1,000 principal amount of its outstanding 6 1/2% Notes due 2003 (the "Notes"), of which $200,000,000 principal amount is outstanding, and for each $1,000 principal amount of its outstanding 7 3/8% Debentures due 2018 (the "Debentures"), of which $100,000,000 principal amount is outstanding, respectively. Capitalized terms used but not defined herein have the meanings ascribed to them in the Prospectus.

  The undersigned hereby tenders the Notes (the "Tendered Notes") and/or the Debentures ("Tendered Debentures") described in Box 1 below pursuant to the terms and conditions described in the Prospectus and this Letter of Transmittal. The undersigned is the registered owner of all the Tendered Notes and/or the Tendered Debentures and the undersigned represents that it has received from each beneficial owner of the Tendered Notes and/or the Tendered Debentures ("Beneficial Owners") a duly completed and executed form of "Instruction to Registered Holder and/or Book-Entry Transfer Facility Participant from Beneficial Owner" accompanying this Letter of Transmittal, instructing the undersigned to take the action described in this Letter of Transmittal.

  Subject to, and effective upon, the acceptance for exchange of the Tendered Notes and/or the Tendered Debentures, the undersigned hereby exchanges, assigns and transfers to, or upon the order of, the Company all right, title, and interest in, to and under the Tendered Notes and/or the Tendered Debentures.

  Please issue the Exchange Notes and/or the Exchange Debentures exchanged for Tendered Notes and/or Tendered Debentures, respectively, in the name(s) of the undersigned. Similarly, unless otherwise indicated under "Special Delivery Instructions" below (see Box 3), please send or cause to be sent the certificates for the Exchange Notes and/or the Exchange Debentures (and accompanying documents, as appropriate) to the undersigned at the address shown below in Box 1.

  The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the true and lawful agent and attorney in fact of the undersigned with respect to the Tendered Notes and/or the Tendered Debentures, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (i) deliver the Tendered Notes and/or the Tendered Debentures to the Company or cause ownership of the Tendered Notes and/or the Tendered Debentures to be transferred to, or upon the order of, the Company, on the books of the registrar for the Notes and/or the Debentures and deliver all accompanying evidences of transfer and authenticity to, or upon the order of, the Company upon receipt by the Exchange Agent, as the undersigned's agent, of the Exchange Notes and/or the Exchange Debentures to which the undersigned is entitled upon acceptance by the Company of the Tendered Notes and/or the Tendered Debentures pursuant to the Exchange Offer, and (ii) receive all benefits and otherwise exercise all rights of beneficial ownership of the Tendered Notes and/or the Tendered Debentures, all in accordance with the terms of the Exchange Offer.

  The undersigned understands that tenders of Notes and/or Debentures pursuant to the procedures described under the caption "Exchange Offer" in the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer, subject only to withdrawal of such tenders on the terms set forth in the Prospectus under the caption "Exchange Offer-- Withdrawal of Tenders." All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and any Beneficial Owner(s), and every obligation of the undersigned or any Beneficial Owner(s) hereunder shall be binding upon the heirs, representatives, successors, and assigns of the undersigned and such Beneficial Owner(s).

  The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, exchange, assign, and transfer the Tendered Notes and/or the Tendered Debentures and that the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges, encumbrances, and adverse claims when the Tendered Notes and/or the Tendered Debentures are acquired by the Company as contemplated herein. The undersigned and each Beneficial Owner will, upon request, execute and deliver any additional documents reasonably requested by the Company or the Exchange Agent as necessary or desirable to complete and give effect to the transactions contemplated hereby.

  The undersigned hereby represents and warrants that the information set forth in Box 2 is true and correct.

  By accepting the Exchange Offer, the undersigned hereby represents and warrants that (i) neither the undersigned nor any Beneficial Owner, whether or not the undersigned or any Beneficial Owner is the holder, is an "affiliate" (as defined in Rule 405 under the Securities Act) of the Company, (ii) the Exchange Notes and/or the Exchange Debentures to be received by the undersigned and any Beneficial Owner(s) are being acquired in the ordinary course of business, (iii) the undersigned and any Beneficial Owner(s) have no arrangement with any person to participate in the distribution (within the meaning of the Securities Act) of the Exchange Notes or the Exchange Debentures, as applicable, and (iv) if the undersigned or any Beneficial Owner is not a broker-dealer, the undersigned or any such Beneficial Owner is not engaged in, and does not intend to engage in, a distribution

(within the meaning of the Securities Act). By accepting the Exchange Offer, the undersigned hereby represents and agrees, consistent with certain no-action letters issued by the Staff to third parties, that, if the undersigned or any Beneficial Owner of the Notes and/or the Debentures is a broker-dealer, that (i) such Notes and/or Debentures are held by such broker-dealer only as a nominee or (ii) such Notes and/or Debentures were acquired by such broker-dealer for its own account as a result of market-making or other trading activities and it will deliver a prospectus meeting the requirements of the Securities Act in connection with resales of any Exchange Notes or Exchange Debentures received pursuant to the Exchange Offer. By agreeing that it will deliver and by delivering a prospectus, such broker-dealer will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

  The Company has agreed that, for a period of 180 days after the Expiration Date, it will make the Prospectus available to any broker-dealer who acquired Notes or Debentures for its own account as a result of market-making or other trading activities (a "Participating Broker-Dealer"), provided that the Company has received prior written notice from such Participating Broker-Dealer of its status as a Participating Broker-Dealer. Such notice may be given in Box 7 or may be delivered to the Exchange Agent at the address indicated above.

  Holders of Notes and/or Debentures that are tendering by book-entry transfer to the Exchange Agent's account at DTC can execute the tender through the DTC Automated Tender Offer Program ("ATOP"), for which the transaction will be eligible. DTC participants that are accepting the Exchange Offer must transmit their acceptance to DTC, which will verify the acceptance and execute a book-entry delivery to the Exchange Agent's DTC account. DTC will then send an Agent's Message to the Exchange Agent for its acceptance. DTC participants may also accept the Exchange Offer prior to the Expiration Date by submitting a Notice of Guaranteed Delivery or Agent's Message relating thereto as described herein under Instruction 2, "Guaranteed Delivery Procedures."

[_]CHECK HERE IF TENDERED NOTES AND/OR TENDERED DEBENTURES ARE BEING DELIVERED
    HEREWITH.

[_]CHECK HERE IF TENDERED NOTES AND/OR TENDERED DEBENTURES ARE BEING DELIVERED
    PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY DELIVERED TO THE EXCHANGE AGENT AND COMPLETE "USE OF GUARANTEED DELIVERY" BELOW (BOX 4).

[_]CHECK HERE IF TENDERED NOTES AND/OR TENDERED DEBENTURES ARE BEING DELIVERED
    BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE "USE OF BOOK-ENTRY TRANSFER" BELOW (BOX 5).

                 PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL
                     CAREFULLY BEFORE COMPLETING THE BOXES


                                     BOX 1

                DESCRIPTION OF NOTES AND/OR DEBENTURES TENDERED
                 (ATTACH ADDITIONAL SIGNED PAGES, IF NECESSARY)

-------------------------------------------------------------------------------------
      NAME(S) AND ADDRESS(ES)
   OF REGISTERED NOTE HOLDER(S)
    AND/OR REGISTERED DEBENTURE
        HOLDERS, EXACTLY AS
       NAME(S) APPEAR(S) ON         CERTIFICATE  AGGREGATE PRINCIPAL
        NOTE CERTIFICATE(S)         NUMBER(S) OF       AMOUNT           AGGREGATE
  AND/OR DEBENTURE CERTIFICATE(S)   NOTES AND/OR   REPRESENTED BY    PRINCIPAL AMOUNT
    (PLEASE FILL IN, IF BLANK)      DEBENTURES*    CERTIFICATES(S)      TENDERED**
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
                                       Total
-------------------------------------------------------------------------------------

 *Need not be completed by persons tendering by book-entry transfer.

 **The minimum permitted tender is $1,000 in principal amount of Notes or Debentures. All other tenders must be in integral multiples of $1,000 of principal amount. Unless otherwise indicated in this column, the principal amount of all Note Certificates and all Debenture Certificates identified in this Box 1 or delivered to the Exchange Agent herewith shall be deemed tendered. See Instruction 4.



                                     BOX 2

                              BENEFICIAL OWNER(S)
--------------------------------------------------------------------------------
STATE OF PRINCIPAL RESIDENCE OF EACH       PRINCIPAL AMOUNT OF TENDERED NOTES
 BENEFICIAL OWNER OF TENDERED NOTES        AND/OR TENDERED DEBENTURES HELD FOR
     AND/OR TENDERED DEBENTURES                ACCOUNT OF BENEFICIAL OWNER
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                     BOX 3

                         SPECIAL DELIVERY INSTRUCTIONS
                         (SEE INSTRUCTIONS 5, 6 AND 7)

 TO BE COMPLETED ONLY IF EXCHANGE NOTES AND/OR EXCHANGE DEBENTURES EXCHANGED FOR NOTES AND/OR DEBENTURES AND UNTENDERED NOTES AND/OR UNTENDERED DEBENTURES ARE TO BE SENT TO SOMEONE OTHER THAN THE UNDERSIGNED, OR TO THE UNDERSIGNED AT AN ADDRESS OTHER THAN THAT SHOWN ABOVE.

 Mail Exchange Note(s) and/or Exchange Debenture(s) and any untendered Notes and/or untendered Debentures to:
 Name(s):
 -----------------------------------------------------------------------------
 (please print)

 Address:
 -----------------------------------------------------------------------------
 -----------------------------------------------------------------------------
 -----------------------------------------------------------------------------
 (include Zip Code)

 Tax Identification or
 Social Security No.: ________________________________________________________



                                     BOX 4

                           USE OF GUARANTEED DELIVERY
                              (SEE INSTRUCTION 2)

 TO BE COMPLETED ONLY IF NOTES AND/OR DEBENTURES ARE BEING TENDERED BY MEANS OF A NOTICE OF GUARANTEED DELIVERY.

 Name(s) of Registered Holder(s): ____________________________________________

 Window Ticket No. (if any): _________________________________________________

 Date of Execution of Notice of Guaranteed Delivery: _________________________

 Name of Institution that Guaranteed Delivery: _______________________________

 If Delivered by Book-Entry Transfer: ________________________________________

   Account Number with DTC: _________________________________________________

   Transaction Code Number: _________________________________________________



                                     BOX 5

                           USE OF BOOK-ENTRY TRANSFER
                              (SEE INSTRUCTION 1)

 TO BE COMPLETED ONLY IF DELIVERY OF TENDERED NOTES AND/OR TENDERED DEBENTURES IS TO BE MADE BY BOOK-ENTRY TRANSFER.

 Name of Tendering Institution: ______________________________________________

 Account Number: _____________________________________________________________

 Transaction Code Number: ____________________________________________________

                                     BOX 6

                           TENDERING HOLDER SIGNATURE
                           (SEE INSTRUCTIONS 1 AND 5)
                   IN ADDITION, COMPLETE SUBSTITUTE FORM W-9
--------------------------------------------------------------------------------
                                          Signature Guarantee
 X _________________________________      (If required by Instruction 5)


 X _________________________________      Authorized Signature

 (SIGNATURE OF REGISTERED HOLDER(S)       X _________________________________

      OR AUTHORIZED SIGNATORY)            Name: _____________________________

                                                    (please print)
 Note: The above lines must be
 signed by the registered holder(s)
 of Notes and/or Debentures as
 their name(s) appear(s) on the
 Notes and/or Debentures or by
 persons(s) authorized to become
 registered holder(s) (evidence of
 such authorization must be
 transmitted with this Letter of
 Transmittal). If signature is by a
 trustee, executor, administrator,
 guardian, attorney-in-fact,
 officer, or other person acting in
 a fiduciary or representative
 capacity, such person must set
 forth his or her full title below.
 See Instruction 5.

                                          Title: ____________________________

                                          Name of Firm: _____________________
                                           (Must be an Eligible Institution
                                                          as
                                               defined in Instruction 2)

                                          Address:

                                          -----------------------------------

                                          -----------------------------------

                                          -----------------------------------
                                                      (Zip Code)


                                          Area Code and Telephone Number:
 Name(s): __________________________


                                          -----------------------------------
 Capacity: _________________________


                                          Dated: ____________________________
 Street Address: ___________________



             ------------------------BOX 7
                    (Zip Code)


                              BROKER-DEALER STATUS
 Area Code and Telephone Number:
--------------------------------------------------------------------------------


 [_]Check this box if the Beneficial Owner of the Notes and/or the
    Debentures is a Participating Broker-Dealer and such Participating Broker-Dealer acquired the Notes and/or the Debentures for its own account as a result of market-making or other trading activities.
 -----------------------------------

 Tax Identification or Social
 Security Number:


 -----------------------------------

                      PAYOR'S NAME: THE BANK OF NEW YORK
-------------------------------------------------------------------------------
 SUBSTITUTE        Name (if joint names, list first and circle the name of
 FORM W-9          the person or entity whose number you enter in Part 1
                   below. See instructions if your name has changed.)
 DEPARTMENT OF THE City, State and ZIP Code
                  -------------------------------------------------------------
                   Address
                  -------------------------------------------------------------
 TREASURY          List account number(s) here
                   (optional)
                  -------------------------------------------------------------

                   PART 1--PLEASE PROVIDE YOUR TAXPAYER             Social
                   IDENTIFICATION NUMBER ("TIN") IN THE BOX        Security
                   AT RIGHT AND CERTIFY BY SIGNING AND              Number
                   DATING BELOW
 INTERNAL REVENUE -------------------------------------------------------------
 SERVICE
                                                                    or TIN
                  -------------------------------------------------------------
                   PART 2--Check the box if you are NOT subject to backup withholding under the provisions of section 3406(a)(1)(C)
                   of the Internal Revenue Code because (1) you have not
                   been notified that you are subject to backup withholding
                   as a result of failure to report all interest or
                   dividends or (2) the Internal Revenue Service has
                   notified you that you are no longer subject to backup withholding. [_]
                  -------------------------------------------------------------
                   CERTIFICATION--UNDER THE PENALTIES OF           PART 3--
                   PERJURY, I CERTIFY THAT THE INFORMATION         Awaiting
                   PROVIDED ON THIS FORM IS TRUE, CORRECT           TIN [_]
                   AND COMPLETE.

                   SIGNATURE _____________ DATE _____________


NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP
    WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

                                IMC GLOBAL INC.

                     INSTRUCTIONS TO LETTER OF TRANSMITTAL

                   FORMING PART OF THE TERMS AND CONDITIONS
                             OF THE EXCHANGE OFFER

  1. DELIVERY OF THIS LETTER OF TRANSMITTAL AND NOTES AND/OR DEBENTURES. This Letter of Transmittal is to be completed by registered holders of Notes and/or Debentures if certificates representing such Notes and/or Debentures are to be forwarded herewith pursuant to the procedures set forth in the Prospectus under the caption "Exchange Offer--Procedures for Tendering," unless delivery is to be made by book-entry transfer to the Exchange Agent's account maintained by DTC through ATOP. For a holder to properly tender Notes and/or Debentures pursuant to the Exchange Offer, a properly completed and duly executed copy of this Letter of Transmittal, including Substitute Form W-9, and any other documents required by this Letter of Transmittal must be received by the Exchange Agent at its address set forth herein, and either (i) certificates for Tendered Notes and/or Tendered Debentures must be received by the Exchange Agent at its address set forth herein or (ii) such Tendered Notes and/or Tendered Debentures must be transferred pursuant to the procedures for book-entry transfer described in the Prospectus under the caption "Exchange Offer--Procedures for Tendering" (and a confirmation of such transfer received by the Exchange Agent), in each case on or prior to the Expiration Date. The method of delivery of certificates for Tendered Notes and/or Tendered Debentures, this Letter of Transmittal and all other required documents to the Exchange Agent is at the election and risk of the tendering holder and the delivery will be deemed made only when actually received by the Exchange Agent. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. Instead of delivery by mail, it is recommended that the holder use an overnight or hand delivery service. In all cases, sufficient time should be allowed to assure timely delivery. No Letter of Transmittal or Tendered Notes or Tendered Debentures should be sent to the Company. Neither the Company nor the Exchange Agent is under any obligation to notify any tendering holder of the Company's acceptance of Tendered Notes and/or Tendered Debentures prior to the closing of the Exchange Offer.

  2. GUARANTEED DELIVERY PROCEDURES. If a registered holder desires to tender Notes and/or Debentures pursuant to the Exchange Offer and (a) certificates representing such Tendered Notes and/or Tendered Debentures are not immediately available, (b) time will not permit such holder's Letter of Transmittal, certificates representing such Tendered Notes and/or Tendered Debentures and all other required documents to reach the Exchange Agent on or prior to the Expiration Date, or (c) the procedures for book-entry transfer cannot be completed on or prior to the Expiration Date, such holder may nevertheless tender such Notes and/or Debentures with the effect that such tender will be deemed to have been received on or prior to the Expiration Date if the procedures set forth below and in the Prospectus under "Exchange Offer--Guaranteed Delivery Procedures" (including the completion of Box 4 above) are followed. Pursuant to such procedures, (i) the tender must be made by or through an Eligible Institution (as defined), (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by the Company herewith, or an Agent's Message with respect to a guaranteed delivery that is accepted by the Company, must be received by the Exchange Agent on or prior to the Expiration Date, and (iii) the certificates for the Tendered Notes and/or Tendered Debentures, in proper form for transfer (or a book-entry confirmation of the transfer of such Tendered Notes and/or Tendered Debentures to the Exchange Agent's account at DTC as described in the Prospectus), together with a Letter of Transmittal (or manually signed facsimile thereof) properly completed and duly executed, with any required signature guarantees and any other documents required by the Letter of Transmittal or a properly transmitted Agent's Message, must be received by the Exchange Agent within three New York Stock Exchange trading days after the date of execution of the Notice of Guaranteed Delivery. Any holder who wishes to tender Notes and/or Debentures pursuant to the guaranteed delivery procedures described above must ensure that the Exchange Agent receives the Notice of Guaranteed Delivery relating to such Tendered Notes and/or Tendered Debentures on or prior to the Expiration Date. Failure to complete the guaranteed delivery procedures outlined above will not, of itself, affect the validity or effect a revocation of any Letter of Transmittal form properly completed and executed by an eligible holder who attempted to use the guaranteed delivery process.

  3. BENEFICIAL OWNER INSTRUCTIONS TO REGISTERED HOLDERS. Only a holder in whose name Tendered Notes and/or Tendered Debentures are registered on the books of the registrar (or the legal representative or attorney-in-fact of such registered holder) may execute and deliver this Letter of Transmittal. Any Beneficial Owner of Tendered Notes and/or Tendered Debentures who is not the registered holder must arrange promptly with the registered holder to execute and deliver this Letter of Transmittal on his or her behalf through the execution and delivery to the registered holder of the "Instructions to Registered Holder and/or Book-Entry Transfer Facility Participant from Beneficial Owner" form accompanying this Letter of Transmittal.

  4. PARTIAL TENDERS. Tenders of Notes and/or Debentures will be accepted only in integral multiples of $1,000 in principal amount. If less than the entire principal amount of Notes and/or Debentures held by the holder is tendered, the tendering holder should fill in the principal amount tendered in the column labeled "Aggregate Principal Amount Tendered" of the box entitled "Description of Notes and/or Debentures Tendered" (see Box 1) above. The entire principal amount of Notes and/or Debentures delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of all Notes and/or Debentures held by the holder is not tendered, then Notes and/or Debentures for the principal amount of Notes and/or Debentures not tendered and Exchange Notes and/or Exchange Debentures issued in exchange for any Notes and/or Debentures tendered and accepted will be sent to the holder at his or her registered address, unless a different address is provided in the appropriate box on this Letter of Transmittal, as soon as practicable following the Expiration Date.

  5. SIGNATURES ON THE LETTER OF TRANSMITTAL; BOND POWERS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES. If this Letter of Transmittal is signed by the registered holder(s) of the Tendered Notes and/or the Tendered Debentures, the signature must correspond with the name(s) as written on the face of the Tendered Notes and/or Tendered Debentures without alteration, enlargement or any change whatsoever.

  If any of the Tendered Notes and/or the Tendered Debentures are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal. If any Tendered Notes and/or Tendered Debentures are held in different names, it will be necessary to complete, sign and submit as many separate copies of the Letter of Transmittal as there are different names in which Tendered Notes and/or Tendered Debentures are held.

  If this Letter of Transmittal is signed by the registered holder(s) of Tendered Notes and/or Tendered Debentures, and Exchange Notes and/or Exchange Debentures issued in exchange therefor are to be issued (and any untendered principal amount of Notes and/or Debentures is to be reissued) in the name of the registered holder(s), then such registered holder(s) need not and should not endorse any Tendered Notes and/or Tendered Debentures, nor provide a separate bond power. In any other case, such registered holder(s) must either properly endorse the Tendered Notes and/or the Tendered Debentures or transmit a properly completed separate bond power with this Letter of Transmittal, with the signature(s) on the endorsement or bond power guaranteed by a Medallion Signature Guarantor (as defined below).

  If this Letter of Transmittal is signed by a person other than the registered holder(s) of any Tendered Notes and/or Tendered Debentures, such Tendered Notes and/or Tendered Debentures must be endorsed or accompanied by appropriate bond powers, in each case, signed as the name(s) of the registered holder(s) appear(s) on the Tendered Notes and/or the Tendered Debentures, with the signature(s) on the endorsement or bond power guaranteed by a Medallion Signature Guarantor (as defined).

  If this Letter of Transmittal or any Tendered Notes and/or Tendered Debentures or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations, or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and, unless waived by the Company, evidence satisfactory to the Company of their authority to so act must be submitted with this Letter of Transmittal.

  Signatures on this Letter of Transmittal must be guaranteed by a recognized participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchange Medallion Program (each a "Medallion Signature Guarantor"), unless the Tendered Notes and/or the

Tendered Debentures are tendered (i) by a registered holder of Tendered Notes and/or Tendered Debentures (or by a participant in DTC whose name appears on a security position listing as the owner of such Tendered Notes and/or Tendered Debentures) who has not completed Box 3 ("Special Delivery Instructions") on this Letter of Transmittal or (ii) for the account of a member firm of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc. ("NASD") or a commercial bank or trust company having an office or correspondent in the United States (each of the foregoing being referred to as an "Eligible Institution"). If the Tendered Notes and/or the Tendered Debentures are registered in the name of a person other than the signor of the Letter of Transmittal or if Notes and/or Debentures not tendered are to be returned to a person other than the registered holder, then the signature on this Letter of Transmittal accompanying the Tendered Notes and/or the Tendered Debentures must be guaranteed by a Medallion Signature Guarantor as described above. Beneficial owners whose Notes and/or Debentures are registered in the name of a broker, dealer, commercial bank, trust company or other nominee must contact such broker, dealer, commercial bank, trust company or other nominee if they desire to tender such Notes and/or Debentures.

  6. SPECIAL DELIVERY INSTRUCTIONS. Tendering holders should indicate in Box 3 the name and address to which the Exchange Notes and/or the Exchange Debentures (and/or substitute Notes and/or Debentures) for principal amounts not tendered or not accepted for exchange are to be sent, if different from the name and address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated.

  7. TRANSFER TAXES. The Company will pay all transfer taxes, if any, applicable to the exchange of Tendered Notes and/or Tendered Debentures pursuant to the Exchange Offer. If, however, a transfer tax is imposed for any reason other than the transfer and exchange of Tendered Notes and/or Tendered Debentures pursuant to the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the registered holder or on any other person) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with this Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering holder.

  Except as provided in this Instruction 7, it will not be necessary for transfer tax stamps to be affixed to the Tendered Notes and/or the Tendered Debentures listed in this Letter of Transmittal.

  8. TAX IDENTIFICATION NUMBER. Federal income tax law requires that the holder(s) of any Tendered Notes and/or Tendered Debentures which are accepted for exchange must provide the Exchange Agent (as payor) with its correct taxpayer identification number ("TIN"), which, in the case of a holder who is an individual, is his or her social security number. If the Exchange Agent is not provided with the correct TIN, the holder may be subject to backup withholding and a $50 penalty imposed by the Internal Revenue Service. (If withholding results in an over-payment of taxes, a refund may be obtained.) Certain holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions.

  To prevent backup withholding, each holder of Tendered Notes and/or Tendered Debentures must provide such holder's correct TIN by completing the Substitute Form W-9 set forth herein, certifying that the TIN provided is correct (or that such holder is awaiting a TIN), and that (i) the holder has not been notified by the Internal Revenue Service that such holder is subject to backup withholding as a result of failure to report all interest or dividends or (ii) if previously so notified, the Internal Revenue Service has notified the holder that such holder is no longer subject to backup withholding. If the Tendered Notes and/or the Tendered Debentures are registered in more than one name or are not in the name of the actual owner, consult the "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for information on which TIN to report.

  The Company reserves the right in its sole discretion to take whatever steps are necessary to comply with the Company's obligation regarding backup withholding.

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

  9. VALIDITY OF TENDERS. All questions as to the validity, form, eligibility (including time of receipt), acceptance and withdrawal of Tendered Notes or Tendered Debentures will be determined by the Company in its sole discretion, which determination will be final and binding. The Company reserves the right to reject any and all Notes or Debentures not validly tendered or any Notes or Debentures the Company's acceptance of which would, in the opinion of the Company or its counsel, be unlawful. The Company also reserves the right to waive any conditions of the Exchange Offer or defects or irregularities in tenders of Notes or Debentures as to any ineligibility of any holder who seeks to tender Notes or Debentures in the Exchange Offer. The interpretation of the terms and conditions of the Exchange Offer (including this Letter of Transmittal and the instructions hereto) by the Company shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Notes or Debentures must be cured within such time as the Company shall determine. Neither the Company, the Exchange Agent nor any other person shall be under any duty to give notification of defects or irregularities with respect to tenders of Notes or Debentures, nor shall any of them incur any liability for failure to give such notification. Tenders of Notes or Debentures will not be deemed to have been made until such defects or irregularities have been cured or waived. Any Notes or Debentures received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering holders, unless otherwise provided in this Letter of Transmittal, as soon as practicable following the Expiration Date.

  10. WAIVER OF CONDITIONS. The Company reserves the absolute right to amend, waive or modify any of the conditions in the Exchange Offer in the case of any Tendered Notes or Tendered Debentures.

  11. NO CONDITIONAL TENDER. No alternative, conditional, irregular, or contingent tender of Notes or Debentures or transmittal of this Letter of Transmittal will be accepted.

  12. MUTILATED, LOST, STOLEN OR DESTROYED NOTES. Any tendering holder whose Notes or Debentures have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated herein for further instructions.

  13. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions and requests for assistance and requests for additional copies of the Prospectus or this Letter of Transmittal may be directed to the Exchange Agent at the address indicated herein. Holders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Exchange Offer.

  14. ACCEPTANCE OF TENDERED NOTES AND TENDERED DEBENTURES AND ISSUANCE OF EXCHANGE NOTES AND EXCHANGE DEBENTURES; RETURN OF NOTES AND DEBENTURES. Subject to the terms and conditions of the Exchange Offer, the Company will accept for exchange all validly Tendered Notes and Tendered Debentures as soon as practicable after the Expiration Date and will issue Exchange Notes and Exchange Debentures, as applicable, therefor as soon as practicable thereafter. For purposes of the Exchange Offer, the Company shall be deemed to have accepted Tendered Notes and Tendered Debentures when, as and if the Company has given written or oral notice (immediately followed in writing) thereof to the Exchange Agent. If any Tendered Notes or Tendered Debentures are not exchanged pursuant to the Exchange Offer for any reason, such unexchanged Notes or Debentures will be returned, without expense, to the undersigned at the address shown in Box 1 or at a different address as may be indicated herein under "Special Delivery Instructions" (Box 3).

  15. WITHDRAWAL. Tenders may be withdrawn only pursuant to the procedures set forth in the Prospectus under the caption "Exchange Offer--Withdrawal of Tenders."

                                      11